EXHIBIT 4.4

THE TOLEDO EDISON COMPANY

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

(as successor trustee)

Trustee.

Fifty-seventh Supplemental Indenture
Dated as of April 24, 2009

(Supplemental to Indenture of Mortgage
and Deed of Trust dated as of April 1, 1947)

First Mortgage Bonds, 7.25% Series of 2009 Due 2020

First Mortgage Bonds, 6.15% Series of 2009 Due 2037

Fifty-seventh Supplemental Indenture, dated as of April 24, 2009, between The Toledo Edison Company, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the “Company”), and The Bank of New York Mellon Trust Company, N.A., (successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), a national banking association (hereinafter called the “Trustee”), as Trustee.

RECITALS

Whereas the Company has heretofore executed and delivered an Indenture of Mortgage and Deed of Trust dated as of April 1, 1947 (hereinafter referred to as the “Original Indenture”) to The Chase National Bank of the City of New York, predecessor Trustee, to secure an issue of First Mortgage Bonds of the Company, issuable in series, and created thereunder an initial series of bonds designated as First Mortgage Bonds, 2⅞% Series due 1977; and

Whereas the Company has heretofore executed and delivered to The Chase National Bank of the City of New York, predecessor Trustee, four Supplemental Indentures supplementing the Original Indenture dated, respectively, as follows: First, September 1, 1948, Second, April 1, 1949, Third, December 1, 1950, and Fourth, March 1, 1954 and has heretofore executed and delivered to The Chase Manhattan Bank, which on March 31, 1955, became the Trustee under the Original Indenture by virtue of the merger of The Chase National Bank of the City of New York into President and Directors of The Manhattan Company under the name of The Chase Manhattan Bank, the Fifth and the Sixth Supplemental Indentures dated, respectively, February 1, 1956, and May 1, 1958, supplementing the Original Indenture; and

Whereas The Chase Manhattan Bank was converted into a national banking association under the name The Chase Manhattan Bank (National Association), effective September 23, 1965; and by virtue of said conversion the continuity of the business of The Chase Manhattan Bank, including its business of acting as corporate trustee, and its corporate existence, was not affected, so that The Chase Manhattan Bank (National Association) was vested with all the trusts, powers, discretion, immunities, privileges and all other matters as were vested in said The Chase Manhattan Bank under the Indenture (hereinafter defined), with like effect as if originally named as Trustee therein; and

Whereas the Company has heretofore executed and delivered to The Chase Manhattan Bank (National Association) forty-one Supplemental Indentures dated, respectively, as follows: Seventh, August 1, 1967, Eighth, November 1, 1970, Ninth, August 1, 1972, Tenth, November 1, 1973, Eleventh, July 1, 1974, Twelfth, October 1, 1975, Thirteenth, June 1, 1976, Fourteenth, October 1, 1978, Fifteenth, September 1, 1979, Sixteenth, September 1, 1980, Seventeenth, October 1, 1980, Eighteenth, April 1, 1981, Nineteenth, November 1, 1981, Twentieth, June 1, 1982, Twenty-first, September 1, 1982, Twenty-second, April 1, 1983, Twenty-third, December 1, 1983, Twenty-fourth, April 1, 1984, Twenty-fifth, October 15, 1984, Twenty-sixth, October 15, 1984, Twenty-seventh, August 1, 1985, Twenty-eighth, August 1, 1985, Twenty-ninth, December 1, 1985, Thirtieth, March 1, 1986, Thirty-first, October 15, 1987, Thirty-second, September 15, 1988, Thirty-third, June 15, 1989, Thirty-fourth, October 15, 1989, Thirty-fifth, May 15, 1990, Thirty-sixth, March 1, 1991, Thirty-seventh, May 1, 1992, Thirty-eighth, August

1, 1992, Thirty-ninth, October 1, 1992, Fortieth, January 1, 1993, Forty-first, September 15, 1994, Forty-second, May 1, 1995, Forty-third, June 1, 1995, Forty-fourth, July 14, 1995, Forty-fifth, July 15, 1995, Forty-sixth, June 15, 1997, and Forty-seventh, August 1, 1997, supplementing the Original Indenture; and

Whereas The Chase Manhattan Bank (National Association), Successor Trustee, was merged on July 1, 1996, with and into Chemical Bank, a New York banking corporation, which changed its name to The Chase Manhattan Bank, and which became the Trustee under the Original Indenture by virtue of such merger; and

Whereas The Company has heretofore executed and delivered to The Chase Manhattan Bank four Supplemental Indentures dated, respectively, as follows: Forty-eighth, June 1, 1998, Forty-ninth, January 15, 2000, Fiftieth, May 1, 2000, and Fifty-first, September 1, 2000, supplementing the Original Indenture; and

Whereas The Chase Manhattan Bank changed its name to JPMorgan Chase Bank on November 10, 2001; and

Whereas the Company has heretofore executed and delivered to JPMorgan Chase Bank three Supplemental Indentures dated, respectively, as follows: Fifty-second, October 1, 2002, Fifty-third, April 1, 2003, and Fifty-fourth, September 1, 2004, supplementing the Original Indenture; and

Whereas JPMorgan Chase Bank was converted into a national banking association under the name JPMorgan Chase Bank, N.A., effective November 13, 2004; and by virtue of said conversion the continuity of the business of JPMorgan Chase Bank, including its business of acting as corporate trustee, and its corporate existence, was not affected, so that JPMorgan Chase Bank, N.A. was vested with all the trusts, powers, discretion, immunities, privileges and all other matters as were vested in said JPMorgan Chase Bank under the Indenture, with like effect as if originally named as Trustee therein; and

Whereas the Company has heretofore executed and delivered to JPMorgan Chase Bank, N.A. two Supplemental Indentures, dated respectively as follows: Fifty-fifth, April 1, 2005, and Fifty-sixth, April 23, 2009, supplementing the Original Indenture (the Original Indenture, all the aforementioned Supplemental Indentures, this Fifty-seventh Supplemental Indenture and any other indentures supplemental to the Original Indenture are herein collectively called the “Indenture” and this Fifty-seventh Supplemental Indenture is hereinafter called this “Supplemental Indenture”); and

Whereas in accordance with the Fifty-sixth Supplemental Indenture dated as of April 23, 2009, The Bank of New York Mellon Trust Company, N.A., being the transferee of substantially all the corporate trust business and assets of JPMorgan Chase Bank, N.A., was deemed to be the successor to JPMorgan Chase Bank, N.A., as Trustee under the Indenture; and

Whereas the Company covenanted in and by the Original Indenture to execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purposes of the Original Indenture and to make subject to the lien thereof property acquired after the execution and delivery of the Original Indenture; and

Whereas under Article 3 of the Original Indenture, the Company is authorized to issue additional bonds upon the terms and conditions expressed in the Original Indenture; and

Whereas the Company proposes to create two new series of First Mortgage Bonds to be designated as First Mortgage Bonds, 7.25% Series of 2009 Due 2020 (hereinafter called the “Bonds of 7.25% Series”) and First Mortgage Bonds, 6.15% Series of 2009 Due 2037 (hereinafter called the “Bonds of 6.15% Series”), with the respective denominations, rates of interest, dates of maturity, redemption provisions and other provisions and agreements in respect thereof as in this Supplemental Indenture set forth; and

Whereas the Bonds of 7.25% Series are to be issued by the Company and delivered to The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (hereinafter called the “Senior Note Trustee”) under the Indenture, dated as of November 1, 2006 (hereinafter called the “Senior Note Indenture”), between the Company and the Senior Note Trustee, pursuant to a supplemental indenture thereto, dated as of April 24, 2009, between the Company and the Senior Note Trustee under which the Senior Note Trustee will hold the Bonds of 7.25% Series as security for the payment of principal of and premium, if any, and interest on $300,000,000 aggregate principal amount of the Company’s 7.25% Senior Notes Due 2020 (hereinafter called the “7.25% Senior Notes”) issued and currently outstanding under the Senior Note Indenture; and

Whereas the Bonds of 6.15% Series are to be issued by the Company and delivered to the Senior Note Trustee under the Senior Note Indenture, pursuant to a supplemental indenture thereto, dated as of April 24, 2009, between the Company and the Senior Note Trustee under which the Senior Note Trustee will hold, for so long as the Bonds of 7.25% Series shall be outstanding, the Bonds of 6.15% Series as security for the payment of principal of and premium, if any, and interest on $300,000,000 aggregate principal amount of the Company’s 6.15% Senior Notes Due 2037 (hereinafter called the “6.15% Senior Notes”) issued and currently outstanding under the Senior Note Indenture; and

Whereas the Company, by appropriate corporate action, has duly resolved and determined to execute this Supplemental Indenture for the purpose of providing for the creation of the Bonds of 7.25% Series and the Bonds of 6.15% Series and of specifying the form, provisions and particulars thereof as in said Original Indenture, as amended, provided or permitted, including the issuance only of fully registered Bonds of 7.25% Series and Bonds of 6.15% Series, and of giving to the Bonds of 7.25% Series and the Bonds of 6.15% Series the protection and security of the Indenture; and

Whereas the text of the Bonds of 7.25% Series is to be substantially in the following form:

[Form of Fully Registered Bonds of 7.25% Series]

THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR TRUSTEE UNDER THE INDENTURE, DATED AS OF NOVEMBER 1, 2006, BETWEEN THE TOLEDO EDISON COMPANY AND THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (Formerly Known as The Bank of New York Trust Company, N.A.), AS TRUSTEE, OR IN COMPLIANCE WITH A FINAL ORDER OF A COURT OF COMPETENT JURISDICTION IN CONNECTION WITH ANY BANKRUPTCY OR REORGANIZATION PROCEEDING OF THE TOLEDO EDISON COMPANY.

The Toledo Edison Company

First Mortgage Bond, 7.25% Series of 2009 Due 2020

Due May 1, 2020

No. $__________

           The Toledo Edison Company, a corporation organized and existing under the laws of the State of Ohio (hereinafter sometimes called the “Company”), for value received, hereby promises to pay to, or registered assigns, the principal sum of  Dollars ($) or the aggregate unpaid principal amount hereof, whichever is less, on May 1, 2020, at the office or agency of the Company in the City of Akron, State of Ohio, or the City of Cleveland, State of Ohio, and semi-annually on May 1 and November 1 in each year beginning on November 1, 2009 (each such date hereinafter called an “interest payment date”), to pay interest thereon to the registered owner hereof at said place or places, at the rate of 7.25% per annum from the semi-annual interest payment date next preceding the date of this bond (unless this bond be dated on an interest payment date, in which case from the date hereof; or unless this bond be dated prior to the first interest payment date in respect hereof, in which case from the date of initial issuance of this bond, and except that if this bond is delivered on a transfer or exchange of or in substitution for another bond or bonds it shall bear interest from the last preceding date to which interest shall have been paid on the bond or bonds in respect of which this bond is delivered), and on and until the date of maturity of this bond, or, if this bond is subject to mandatory redemption as provided for on the reverse hereof, on and until the redemption date, or, if the Company shall default in the payment of the principal amount of this bond, until the Company’s obligation with respect to such principal sum shall be discharged.  Interest on this bond shall be computed on the basis of twelve 30-day months and a 360-day year.  Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this bond shall be registered at the close of business on the day next preceding such interest payment date, or if such day shall be a day on which banking institutions in the Borough of Manhattan, The City of New York, the City of Akron, State of Ohio, or the City of Cleveland, State of Ohio, are authorized to close, the next preceding day which shall not be a day on which such institutions are so authorized to close.  Each of the principal of and premium, if any, and interest on this bond shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

           This bond has been pledged to secure the Company’s obligations to pay the principal of and premium, if any, and interest on the aggregate principal amount, not to exceed $300,000,000,

at any time outstanding of the Company’s 7.25% Senior Notes Due 2020 issued on April 24, 2009 (hereinafter called the “Senior Notes”) under the Indenture, dated as of November 1, 2006 (hereinafter called the “Senior Note Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (such trustee and any successor trustee thereunder being hereinafter referred to as the “Senior Note Trustee”).

The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

In Witness Whereof, The Toledo Edison Company has caused this bond to be signed in its name by its President or a Vice President.

Dated:                                                                The Toledo Edison Company

By
[Vice] President

 [Form of Trustee’s Certificate of Authentication]

This bond is one of the bonds of the series designated herein, described in the within-mentioned Indenture.

The Bank of New York Mellon trust Company, N.A., as Trustee

By
Authorized Signatory

 [Form of Reverse of Fully Registered Bond of 7.25% Series]

The Toledo Edison Company

First Mortgage Bond, 7.25% Series of 2009 Due 2020

This bond is one of an issue of bonds of the Company, known as its First Mortgage Bonds, issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series) by a certain Indenture of Mortgage and Deed of Trust, dated as of April 1, 1947 (hereinafter called the “Original Indenture”), made by the Company to The Chase National Bank of the City of New York (The Bank of New York Mellon Trust Company, N.A., successor), as Trustee (hereinafter called the “Trustee”), and by certain indentures supplemental thereto, including the Fifty-seventh Supplemental Indenture dated as of April 24, 2009 (the Original Indenture and said indentures supplemental thereto hereinafter collectively called the

 “Indenture” and said Fifty-seventh Supplemental Indenture hereinafter called the “Supplemental Indenture”), to which Indenture reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustee and the holders of said bonds and of the coupons appurtenant to coupon bonds, under the Indenture, and the terms and conditions upon which said bonds are and are to be issued and secured, to all of the provisions of which Indenture and of all such supplemental indentures in respect of such security, including the provisions of the Indenture permitting the issue of bonds of any series for property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the Indenture, the holder, by accepting this bond, assents.  To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of said bonds and coupons (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company, by the holders of a majority in aggregate principal amount of the bonds then outstanding, such percentage being determined as provided in the Indenture; provided, however, that in case such changes and modifications affect one or more but less than all series of bonds then outstanding, they shall be required to be adopted only by the affirmative vote of the holders of a majority in aggregate principal amount of outstanding bonds of such one or more series so affected; and further provided, that without the consent of the holder hereof no such change or modification shall be made which will extend the time of payment of the principal of, or of the interest or premium, if any, on this bond or reduce the principal amount hereof or the rate of interest or the premium, if any, hereon, or effect any other modification of the terms of payment of such principal or interest, or premium, if any, or will permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture on any of the mortgaged property, or will deprive the holder hereof of the benefit of a lien upon the mortgaged property for the security of this bond, or will reduce the percentage of bonds required for the adoption of changes or modifications as aforesaid.

In the Fifty-sixth Supplemental Indenture, dated as of April 23, 2009, between the Company and the Trustee, the Company has amended certain provisions in the Indenture, effective only with respect to the bonds of all series established after the execution of said Fifty-sixth Supplemental Indenture.

This bond is one of a series of bonds designated as the First Mortgage Bonds, 7.25% Series of 2009 Due 2020, of the Company (hereinafter called the “bonds of this series”) limited, except as otherwise provided in the Indenture, in aggregate principal amount to $300,000,000, and is issued under and secured by the Supplemental Indenture.

The bonds of this series have been issued by the Company and pledged to the Senior Note Trustee under the Senior Note Indenture pursuant to a supplemental indenture thereto, dated as of April 24, 2009 (hereinafter called the “Senior Note Supplemental Indenture”), between the Company and the Senior Note Trustee.  Pursuant to the Senior Note Supplemental Indenture, the Senior Note Trustee will hold this bond as security for the payment of the principal of and premium, if any, and interest on the aggregate principal amount of the Senior Notes issued and outstanding from time to time.

If and when any Senior Notes are purchased by the Company and surrendered to the Senior Note Trustee for cancellation or the principal of any Senior Notes is redeemed or paid by the Company, then there is deemed to be paid, or in the case of redemption of any Senior Notes, correspondingly redeemed, a principal amount of the bonds of this series then outstanding equal to the principal amount of the Senior Notes so purchased, redeemed or paid; provided, however, that such payment or redemption of bonds of this series is deemed to be made only when and to the extent that notice of such purchase, redemption or payment of such Senior Notes is given by the Company to the Trustee.  If and when the Company pays interest, for any given period of time, on the Senior Notes, there is deemed to be paid an equal amount of interest on the bonds of this series; provided, however, that such payment of interest is deemed to be made only when and to the extent that notice of such payment of interest on such Senior Notes is given by the Company to the Trustee.

The Trustee may at any time and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the bonds of this series, so far as the payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing paragraph unless and until the Trustee shall have received a written notice from the Senior Note Trustee signed by one of its Responsible Officers (as defined in the Senior Note Indenture) stating (i) that timely payment of principal of, or premium, if any, or interest on, the Senior Notes has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Senior Note Trustee pursuant to the Senior Note Indenture, and (iii) the amount of the arrearage.

In the event that this bond shall be deemed to be paid or redeemed in full, this bond shall be surrendered to the Trustee for cancellation.  In the event that this bond is deemed to have been paid or redeemed in part, this bond shall be surrendered to the Trustee for cancellation, in which event the Trustee will cancel this bond and the Company will execute and the Trustee will authenticate and deliver to the Senior Note Trustee, as such registered owner, bonds of this series in authorized denominations in the aggregate principal amount equal to the unpaid balance of the principal amount of this bond.

The bonds of this series are subject to mandatory redemption by the Company prior to maturity at 100% of the principal amount thereof (the “Redemption Price”), plus interest accrued to the redemption date, in whole, upon a redemption date fixed by the Company in a written notice from the Company to the Trustee and the Senior Note Trustee, which date shall be within ten (10) days after receipt by the Trustee and the Company of a written demand for redemption by the Senior Note Trustee, stating that an “Event of Default” has occurred and is continuing under Section 801 of the Senior Note Indenture and that, pursuant to Section 802 of the Senior Note Indenture, the principal amount of the Senior Notes and the interest accrued thereon have been declared to be due and payable immediately and no less than five (5) days after the date the aforesaid written notice from the Company to the Trustee and the Senior Note Trustee is given, payment of the Redemption Price plus interest accrued to the redemption date to be made upon surrender of the bonds of this series at the office or agency of the Company in the City of Akron, State of Ohio, or the City of Cleveland, State of Ohio. The Company shall deposit in trust with a paying agent, prior to the date of mandatory redemption, an amount of money sufficient to pay the Redemption Price of all the bonds of this series, including accrued interest to the redemption date.  Upon deposit of the Redemption Price and accrued interest to the redemption date with a paying agent, the bonds of this series will be deemed paid and no longer outstanding whether or not the bonds of this series have been surrendered for payment.

The principal amount of this bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of a default as therein defined.

This bond is not transferable except (i) as required to effect an assignment to a successor Senior Note Trustee under the Senior Note Indenture or (ii) in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.  Subject to the foregoing and to the limitations provided in the Indenture and the Supplemental Indenture, this bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the office or agency of the Company in the Borough of Manhattan, The City of New York, the City of Akron, State of Ohio, or the City of Cleveland, State of Ohio upon surrender and cancellation of this bond, and upon presentation of a duly executed written instrument of transfer, and thereupon a new fully registered bond or bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange therefor, as provided in the Indenture.  This bond, with or without others of the same series, may in like manner be exchanged for one or more new fully registered bonds of this series of other authorized denominations but of the same aggregate principal amount.  Upon each such transfer, exchange and re-exchange, the Company will not require the payment of any charges, other than for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture.  Except as otherwise provided herein with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.

No recourse under or upon any covenant or obligation of the Indenture, or of any indenture supplemental thereto, or of this bond, for the payment of the principal of or the interest on this bond, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to the capital stock, stockholder, officer or director, as such, of the Company, whether former, present or future, either directly or indirectly through the Company or any predecessor or successor corporation or the Trustee, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any constitution, statute, or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of stockholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company was acting as the agent or instrumentality of the stockholders), any and all such liability of incorporators, stockholders, subscribers, officers and directors, as such, being released by the holder hereof, by the acceptance of this bond, and being likewise waived and released by the terms of the Indenture.

The bonds of this series shall be issuable in denominations of $2,000 and integral multiples of $1,000 thereof.

This bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by The Bank of New York Mellon Trust Company, N.A., or its successor, as Trustee under the Indenture.

[End of Form of Fully Registered Bonds of 7.25% Series]

Whereas the text of the Bonds of 6.15% Series is to be substantially in the following form:

[Form of Fully Registered Bonds of 6.15% Series]

THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR TRUSTEE UNDER THE INDENTURE, DATED AS OF NOVEMBER 1, 2006, BETWEEN THE TOLEDO EDISON COMPANY AND THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (Formerly Known as The Bank of New York Trust Company, N.A.), AS TRUSTEE, OR IN COMPLIANCE WITH A FINAL ORDER OF A COURT OF COMPETENT JURISDICTION IN CONNECTION WITH ANY BANKRUPTCY OR REORGANIZATION PROCEEDING OF THE TOLEDO EDISON COMPANY.

The Toledo Edison Company

First Mortgage Bond, 6.15% Series of 2009 Due 2037

Due May 15, 2037

No.                                                                                                                                                                                                                                                                                                    $__________

The Toledo Edison Company, a corporation organized and existing under the laws of the State of Ohio (hereinafter sometimes called the “Company”), for value received, hereby promises to pay to_______________________, or registered assigns, the principal sum of _____________ Dollars ($__________) or the aggregate unpaid principal amount hereof, whichever is less, on May 15, 2037, at the office or agency of the Company in the City of Akron, State of Ohio, or the City of Cleveland, State of Ohio, and semi-annually on May 15 and November 15 in each year beginning on May 15, 2009 (each such date hereinafter called an “interest payment date”), to pay interest thereon to the registered owner hereof at said place or places, at the rate of 6.15% per annum from the semi-annual interest payment date next preceding the date of this bond (unless this bond be dated on an interest payment date, in which case from the date hereof; or unless this bond be dated prior to the first interest payment date in respect hereof, in which case from the date of initial issuance of this bond, and except that if this bond is delivered on a transfer or exchange of or in substitution for another bond or bonds it shall bear interest from the last preceding date to which interest shall have been paid on the bond or bonds in respect of which this bond is delivered), and on and until the date of maturity of this bond, or, if this bond is subject to mandatory redemption as provided for on the reverse hereof, on and until the redemption date, or, if the Company shall default in the payment of the principal amount of this bond, until the Company’s obligation with respect to such principal sum shall be discharged.  Interest on this bond shall be computed on the basis of twelve 30-day months and a 360-day year.  Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this bond shall be registered at the close of business on the day next preceding such interest payment date, or if such day shall be a day on which banking institutions in the Borough of Manhattan, The City of New York, the City of Akron, State of Ohio, or the City of Cleveland, State of Ohio, are authorized to close, the next preceding day which shall not be a day on which such institutions are so authorized to close.  Each of the principal of and premium, if any, and interest on this bond shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

This bond has been pledged to secure the Company’s obligations to pay the principal of and premium, if any, and interest on the aggregate principal amount, not to exceed $300,000,000, at any time outstanding of the Company’s 6.15% Senior Notes Due 2037 originally issued on November 16, 2006 (hereinafter called the “Senior Notes”) under the Indenture, dated as of November 1, 2006 (hereinafter called the “Senior Note Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (such trustee and any successor trustee thereunder being hereinafter referred to as the “Senior Note Trustee”).

The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

In Witness Whereof, The Toledo Edison Company has caused this bond to be signed in its name by its President or a Vice President.

Dated:                                                                                                                                             The Toledo Edison Company

                                                          By  ______________________________________
                                                                                                                                            [Vice] President

 [Form of Trustee’s Certificate of Authentication]

This bond is one of the bonds of the series designated herein, described in the within-mentioned Indenture.

                                                         The Bank of New York Mellon trust Company, N.A., as Trustee

                                                         By_______________________________________
                                                    Authorized Signatory

[Form of Reverse of Fully Registered Bond of 6.15% Series]

The Toledo Edison Company

First Mortgage Bond, 6.15% Series of 2009 Due 2037

This bond is one of an issue of bonds of the Company, known as its First Mortgage Bonds, issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series) by a certain Indenture of Mortgage and Deed of Trust, dated as of April 1, 1947 (hereinafter called the “Original Indenture”), made by the Company to The Chase National Bank of the City of New York (The Bank of New York Mellon Trust Company, N.A., successor), as Trustee (hereinafter called the “Trustee”), and by certain indentures supplemental thereto, including the Fifty-seventh Supplemental Indenture dated as of April 24, 2009 (the Original Indenture and said indentures supplemental thereto hereinafter collectively called the “Indenture” and said Fifty-seventh Supplemental Indenture hereinafter called the “Supplemental Indenture”), to which Indenture reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustee and the holders of said bonds and of the coupons appurtenant to coupon bonds, under the Indenture, and the terms and conditions upon which said bonds are and are to be issued and secured, to all of the provisions of which Indenture and of all such supplemental indentures in respect of such security, including the provisions of the Indenture permitting the issue of bonds of any series for property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the Indenture, the holder, by accepting this bond, assents.  To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of said bonds and coupons (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company, by the holders of a majority in aggregate principal amount of the bonds then outstanding, such percentage being determined as provided in the Indenture; provided, however, that in case such changes and modifications affect one or more but less than all series of bonds then outstanding, they shall be required to be adopted only by the affirmative vote of the holders of a majority in aggregate principal amount of outstanding bonds of such one or more series so affected; and further provided, that without the consent of the holder hereof no such change or modification shall be made which will extend the time of payment of the principal of, or of the interest or premium, if any, on this bond or reduce the principal amount hereof or the rate of interest or the premium, if any, hereon, or effect any other modification of the terms of payment of such principal or interest, or premium, if any, or will permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture on any of the mortgaged property, or will deprive the holder hereof of the benefit of a lien upon the mortgaged property for the security of this bond, or will reduce the percentage of bonds required for the adoption of changes or modifications as aforesaid.

In the Fifty-sixth Supplemental Indenture, dated as of April 23, 2009, between the Company and the Trustee, the Company has amended certain provisions in the Indenture, effective only with respect to the bonds of all series established after the execution of said Fifty-sixth Supplemental Indenture.

This bond is one of a series of bonds designated as the First Mortgage Bonds, 6.15% Series of 2009 Due 2037, of the Company (hereinafter called the “bonds of this series”) limited, except as otherwise provided in the Indenture, in aggregate principal amount to $300,000,000, and is issued under and secured by the Supplemental Indenture.

The bonds of this series have been issued by the Company and pledged to the Senior Note Trustee under the Senior Note Indenture pursuant to a supplemental indenture thereto, dated as of April 24, 2009 (hereinafter called the “Senior Note Supplemental Indenture”), between the Company and the Senior Note Trustee.  Pursuant to the Senior Note Supplemental Indenture, the Senior Note Trustee will hold this bond as security for the payment of the principal of and premium, if any, and interest on the aggregate principal amount of the Senior Notes issued and outstanding from time to time.

If and when any Senior Notes are purchased by the Company and surrendered to the Senior Note Trustee for cancellation or the principal of any Senior Notes is redeemed or paid by the Company, then there is deemed to be paid, or in the case of redemption of any Senior Notes, correspondingly redeemed, a principal amount of the bonds of this series then outstanding equal to the principal amount of the Senior Notes so purchased, redeemed or paid; provided, however, that such payment or redemption of bonds of this series is deemed to be made only when and to the extent that notice of such purchase, redemption or payment of such Senior Notes is given by the Company to the Trustee.  If and when the Company pays interest, for any given period of time, on the Senior Notes, there is deemed to be paid an equal amount of interest on the bonds of this series; provided, however, that such payment of interest is deemed to be made only when and to the extent that notice of such payment of interest on such Senior Notes is given by the Company to the Trustee.

The Trustee may at any time and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the bonds of this series, so far as the payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing paragraph unless and until the Trustee shall have received a written notice from the Senior Note Trustee signed by one of its Responsible Officers (as defined in the Senior Note Indenture) stating (i) that timely payment of principal of, or premium, if any, or interest on, the Senior Notes has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Senior Note Trustee pursuant to the Senior Note Indenture, and (iii) the amount of the arrearage.

Notwithstanding anything in the Indenture, the Supplemental Indenture or this bond to the contrary, this bond shall be deemed to be paid in full and the Company’s obligation to pay the principal of and premium, if any, and interest on this bond shall be discharged at such time as none of the Company’s First Mortgage Bonds, 7.25% Series of 2009 Due 2020, the terms and provisions of which were established in the Supplemental Indenture, and no other Bonds of Specified Series (as defined in the Senior Note Supplemental Indenture) remain outstanding.

In the event that this bond shall be deemed to be paid or redeemed in full, this bond shall be surrendered to the Trustee for cancellation.  In the event that this bond is deemed to have been paid or redeemed in part, this bond shall be surrendered to the Trustee for cancellation, in which event the Trustee will cancel this bond and the Company will execute and the Trustee will authenticate and deliver to the Senior Note Trustee, as such registered owner, bonds of this series in authorized denominations in the aggregate principal amount equal to the unpaid balance of the principal amount of this bond.

The bonds of this series are subject to mandatory redemption by the Company prior to maturity at 100% of the principal amount thereof (the “Redemption Price”), plus interest accrued to the redemption  date, in whole, upon a redemption date fixed by the Company in a written notice from the Company to the Trustee and the Senior Note Trustee, which date shall be within ten (10) days after receipt by the Trustee and the Company of a written demand for redemption by the Senior Note Trustee, stating that an “Event of Default” has occurred and is continuing under Section 801 of the Senior Note Indenture and that, pursuant to Section 802 of the Senior Note Indenture, the principal amount of the Senior Notes and the interest accrued thereon have been declared to be due and payable immediately and no less than five (5) days after the date the aforesaid written notice from the Company to the Trustee and the Senior Note Trustee is given, payment of the Redemption Price plus interest accrued to the redemption date to be made upon surrender of the bonds of this series at the office or agency of the Company in the City of Akron, State of Ohio, or the City of Cleveland, State of Ohio. The Company shall deposit in trust with a paying agent, prior to the date of mandatory redemption, an amount of money sufficient to pay the Redemption Price of all the bonds of this series, including accrued interest to the redemption date.  Upon deposit of the Redemption Price and accrued interest to the redemption date with a paying agent, the bonds of this series will be deemed paid and no longer outstanding whether or not the bonds of this series have been surrendered for payment.

The principal amount of this bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of a default as therein defined.

This bond is not transferable except (i) as required to effect an assignment to a successor Senior Note Trustee under the Senior Note Indenture or (ii) in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.  Subject to the foregoing and to the limitations provided in the Indenture and the Supplemental Indenture, this bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the office or agency of the Company in the Borough of Manhattan, The City of New York, the City of Akron, State of Ohio, or the City of Cleveland, State of Ohio upon surrender and cancellation of this bond, and upon presentation of a duly executed written instrument of transfer, and thereupon a new fully registered bond or bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange therefor, as provided in the Indenture.  This bond, with or without others of the same series, may in like manner be exchanged for one or more new fully registered bonds of this series of other authorized denominations but of the same aggregate principal amount.  Upon each such transfer, exchange and re-exchange, the Company will not require the payment of any charges, other than for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture.  Except as otherwise provided herein with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.

No recourse under or upon any covenant or obligation of the Indenture, or of any indenture supplemental thereto, or of this bond, for the payment of the principal of or the interest on this bond, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to the capital stock, stockholder, officer or director, as such, of the Company, whether former, present or future, either directly or indirectly through the Company or any predecessor or successor corporation or the Trustee, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any constitution, statute, or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of stockholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company was acting as the agent or instrumentality of the stockholders), any and all such liability of incorporators, stockholders, subscribers, officers and directors, as such, being released by the holder hereof, by the acceptance of this bond, and being likewise waived and released by the terms of the Indenture.

The bonds of this series shall be issuable in denominations of $2,000 and integral multiples of $1,000 thereof.

This bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by The Bank of New York Mellon Trust Company, N.A., or its successor, as Trustee under the Indenture.

[End of Form of Fully Registered Bonds of 6.15% Series]

Whereas all conditions and requirements necessary to make this Supplemental Indenture a valid, legal and binding instrument in accordance with its terms and to make the Bonds of 7.25% Series and the Bonds of 6.15% Series, when duly executed by the Company and authenticated and delivered by the Trustee, and duly issued, the valid, binding and legal obligations of the Company, have been done and performed, and the execution and delivery of this Supplemental Indenture have been in all respects duly authorized.

Now, Therefore, This Supplemental Indenture Witnesseth: That The Toledo Edison Company, the Company herein named, in consideration of the premises and of One Dollar ($1.00) to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, does hereby covenant and agree to and with the Trustee and its successors in the trust under the Indenture, for the benefit of those who shall hold the bonds to be issued hereunder and thereunder, as hereinafter provided, as follows:

ARTICLE I

Creation and Description of Bonds of 7.25% Series

Section 1             A new series of bonds to be issued under and secured by the Indenture is hereby created, to be designated as First Mortgage Bonds, 7.25% Series of 2009 Due 2020 (such bonds herein referred to as the “Bonds of 7.25% Series”). The Bonds of 7.25% Series shall be limited to an aggregate principal amount of $300,000,000, excluding any Bonds of 7.25% Series which may be authenticated in exchange for or in lieu of or in substitution for or on transfer of other Bonds of 7.25% Series pursuant to any provisions of the Indenture or of this Supplemental Indenture.  The Bonds of 7.25% Series shall be substantially in the form hereinbefore recited and shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.  The Bonds of 7.25% Series shall not be issuable as global bonds.

Section 2.

(a)           The Bonds of 7.25% Series shall be dated the date of authentication, shall mature on May 1, 2020, and shall bear interest at the rate of 7.25% per annum payable semi-annually on May 1 and November 1 in each year beginning on November 1, 2009 (each such date herein called a “Bonds of 7.25% Series Interest Payment Date”), and on and until the date of maturity of the Bonds of 7.25% Series, or, if the Bonds of 7.25% Series are subject to mandatory redemption as provided for in Section 9 of this Article I, on and until the redemption date, or if the Company shall default in the payment of the principal amount of any such Bonds of 7.25% Series, on and until the Company’s obligation with respect to such principal sum shall be discharged as provided in the Indenture.  Interest in the Bonds of 7.25% Series shall be computed on the basis of twelve 30-day months and a 360-day year.

(b)           Except as hereinafter provided, the Bonds of 7.25% Series shall bear interest (a) from the Bonds of 7.25% Series Interest Payment Date to which interest has been paid next preceding the date of the Bonds of 7.25% Series, or (b) if the date of the Bonds of 7.25% Series is a Bonds of 7.25% Series Interest Payment Date to which interest has been paid, then from such date, or (c) if no interest has been paid on the Bonds of 7.25% Series, then from the date of initial issue.

Section 3.              The Bonds of 7.25% Series shall be payable as to principal, premium, if any, and interest at an office or the agency of the Company in the City of Akron, State of Ohio, or the City of Cleveland, State of Ohio (each of which shall be a “place of payment” for the Bonds of 7.25% Series) as specified in the form of the Bonds of 7.25% Series hereinbefore recited; and each of principal, premium, if any, and interest shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for payment of public and private debts.

Section 4.            The Bonds of 7.25% Series shall be issued only as fully registered Bonds in denominations of $2,000 and integral multiples of $1,000 thereof.

Section 5.             The Bonds of 7.25% Series shall not be transferable except (i) as required to effect an assignment to a successor Senior Note Trustee under the Senior Note Indenture, or (ii) in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.  Subject to the foregoing, and, in the manner and subject to the limitations provided in the Original Indenture and herein, the Bonds of 7.25% Series shall be transferable and exchangeable for other Bonds of 7.25% Series of the same series in the manner and upon the terms set forth in the form hereinbefore recited and in Section 2.05 of the Original Indenture, but notwithstanding the provisions of Section 2.08 of the Original Indenture, no charge shall be made upon any transfer or exchange of the Bonds of 7.25% Series other than for any tax or taxes or other governmental charge required to be paid by the Company.

Section  6.             The Bonds of 7.25% Series shall be registered in the name of the Senior Note Trustee as security for the payment of principal of and premium, if any, and interest on the 7.25% Senior Notes.

Section 7.           The interest payable on any Bonds of 7.25% Series Interest Payment Date shall, subject to certain exceptions provided in the Indenture, be paid to the person in whose name any Bonds of 7.25% Series is registered at the close of business on the day next preceding such Bonds of 7.25% Series Interest Payment Date, or if such day shall be a day on which banking institutions in the Borough of Manhattan, The City of New York, the City of Akron, State of Ohio, or the City of Cleveland, State of Ohio, are authorized to close, the next preceding day which is not a day on which such institutions are authorized to close, except if and to the extent the Company shall default in the payment of interest due on such Bonds of 7.25% Series Interest Payment Date, in which case such defaulted interest shall be paid to the person in whose name such Bonds of 7.25% Series (or any Bond or Bonds issued, directly or after intermediate transactions, upon transfer or exchange or in substitution thereof) is registered on the date of payment of such defaulted interest.

Section 8.              The Bonds of 7.25% Series may be executed by the Company and delivered to the Trustee and, upon compliance with all applicable provisions and requirements of the Original Indenture in respect thereof, shall be authenticated by the Trustee and delivered (without awaiting the filing or recording of this Supplemental Indenture) in accordance with the written order or orders of the Company.

Section 9.              The Bonds of 7.25% Series are subject to mandatory redemption by the Company prior to maturity at 100% of the principal amount thereof (the “Bonds of 7.25% Series Redemption Price”), plus interest accrued to the redemption date, in whole, upon a redemption date fixed by the Company in a written notice from the Company to the Trustee and the Senior Note Trustee, which date shall be within ten (10) days after receipt by the Trustee and the Company of a written demand for redemption by the Senior Note Trustee, stating that an “Event of Default” with respect to the 7.25% Senior Notes has occurred and is continuing under Section 801 of the Senior Note Indenture and that, pursuant to Section 802 of the Senior Note Indenture, the principal amount of the 7.25% Senior Notes and the interest accrued thereon have been declared to be due and payable immediately and no less than five (5) days after the date the aforesaid written notice from the Company to the Trustee and the Senior Note Trustee is given, payment of the Bonds of 7.25% Series Redemption Price plus interest accrued to the redemption date to be made upon surrender of the Bonds of 7.25% Series at the office or agency of the

Company in the City of Akron, State of Ohio, or the City of Cleveland, State of Ohio.  The Company shall deposit in trust with a paying agent, prior to the date of mandatory redemption, an amount of money sufficient to pay the Bonds of 7.25% Series Redemption Price of all the Bonds of 7.25% Series, including accrued interest to the redemption date.  Upon deposit of the Bonds of 7.25% Series Redemption Price and accrued interest to the redemption date with a paying agent, the Bonds of 7.25% Series will be deemed paid and no longer outstanding whether or not the Bonds of 7.25% Series have been surrendered for payment.

Section 10.             Payment Deemed Made of Bonds of 7.25% Series

(a)           If and when any 7.25% Senior Notes are purchased by the Company and surrendered to the Senior Note Trustee for cancellation or the principal of any 7.25% Senior Notes is redeemed or paid by the Company, then there is deemed to be paid, or in the case of redemption of any 7.25% Senior Notes, correspondingly redeemed, a principal amount of the Bonds of 7.25% Series then outstanding equal to the principal amount of the 7.25% Senior Notes so purchased, redeemed or paid; provided, however, that such payment or redemption of Bonds of 7.25% Series is deemed to be made only when and to the extent that notice of such purchase, redemption or payment of such 7.25% Senior Notes is given by the Company to the Trustee.  If and when the Company pays interest, for any given period of time, on the 7.25% Senior Notes, there is deemed to be paid an equal amount of interest on the Bonds of 7.25% Series; provided, however, that such payment of interest is deemed to be made only when and to the extent that notice of such payment of interest on such 7.25% Senior Notes is given by the Company to the Trustee.

(b)           The Trustee may at any time and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the Bonds of 7.25% Series, so far as the payments at the time have become due, has been fully satisfied and discharged pursuant to Section 10(a) of this Article I unless and until the Trustee shall have received a written notice from the Senior Note Trustee signed by one of its Responsible Officers (as defined in the Senior Note Indenture) stating (i) that timely payment of principal of, or premium, if any, or interest on, the 7.25% Senior Notes has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Senior Note Trustee pursuant to the Senior Note Indenture, and (iii) the amount of the arrearage.

(c)           In the event that the Bonds of 7.25% Series shall be deemed to be paid or redeemed in full, the Bonds of 7.25% Series shall be surrendered to the Trustee for cancellation.  In the event that part of a Bond of 7.25% Series shall be deemed to have been paid or redeemed, such Bond of 7.25% Series shall be surrendered to the Trustee for cancellation, in which event the Trustee shall cancel such Bond and the Company shall execute and the Trustee shall authenticate and deliver to the Senior Note Trustee, as such registered owner, Bonds of 7.25% Series in authorized denominations in the aggregate principal amount equal to the unpaid balance of the principal amount of such Bond.

ARTICLE II

Creation and Description of Bonds of 6.15% Series

Section 1.                A new series of bonds to be issued under and secured by the Indenture is hereby created, to be designated as First Mortgage Bonds, 6.15% Series of 2009 Due 2037 (such bonds herein referred to as the “Bonds of 6.15% Series”). The Bonds of 6.15% Series shall be limited to an aggregate principal amount of $300,000,000, excluding any Bonds of 6.15% Series which may be authenticated in exchange for or in lieu of or in substitution for or on transfer of other Bonds of 6.15% Series pursuant to any provisions of the Indenture or of this Supplemental Indenture.  The Bonds of 6.15% Series shall be substantially in the form hereinbefore recited and shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.  The Bonds of 6.15% Series shall not be issuable as global bonds.

Section 2.

(a)           The Bonds of 6.15% Series shall be dated the date of authentication, shall mature on May 15, 2037, and shall bear interest at the rate of 6.15% per annum payable semi-annually on May 15 and November 15 in each year beginning on May 15, 2009 (each such date herein called a “Bonds of 6.15% Series Interest Payment Date”), and on and until the date of maturity of the Bonds of 6.15% Series, or, if the Bonds of 6.15% Series are subject to mandatory redemption as provided for in Section 9 of this Article II, on and until the redemption date, or if the Company shall default in the payment of the principal amount of any such Bonds of 6.15% Series, on and until the Company’s obligation with respect to such principal sum shall be discharged as provided in the Indenture.  Interest in the Bonds of 6.15% Series shall be computed on the basis of twelve 30-day months and a 360-day year.

(b)           Except as hereinafter provided, the Bonds of 6.15% Series shall bear interest (a) from the Bonds of 6.15% Series Interest Payment Date to which interest has been paid next preceding the date of the Bonds of 6.15% Series, or (b) if the date of the Bonds of 6.15% Series is a Bonds of 6.15% Series Interest Payment Date to which interest has been paid, then from such date, or (c) if no interest has been paid on the Bonds of 6.15% Series, then from the date of initial issue.

Section 3.            The Bonds of 6.15% Series shall be payable as to principal, premium, if any, and interest at an office or the agency of the Company in the City of Akron, State of Ohio, or the City of Cleveland, State of Ohio (each of which shall be a “place of payment” for the Bonds of 6.15% Series) as specified in the form of the Bonds of 6.15% Series hereinbefore recited; and each of principal, premium, if any, and interest shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for payment of public and private debts.

Section 4.           The Bonds of 6.15% Series shall be issued only as fully registered Bonds in denominations of $2,000 and integral multiples of $1,000 thereof.

Section 5.             The Bonds of 6.15% Series shall not be transferable except (i) as required to effect an assignment to a successor Senior Note Trustee under the Senior Note Indenture, or (ii) in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.  Subject to the foregoing, and, in the manner and subject to the limitations provided in the Original Indenture and herein, the Bonds of 6.15% Series shall be transferable and exchangeable for other Bonds of 6.15% Series of the same series in the manner and upon the terms set forth in the form hereinbefore recited and in Section 2.05 of the Original Indenture, but notwithstanding the provisions of Section 2.08 of the Original Indenture, no charge shall be made upon any transfer or exchange of the Bonds of 6.15% Series other than for any tax or taxes or other governmental charge required to be paid by the Company.

Section 6.              The Bonds of 6.15% Series shall be registered in the name of the Senior Note Trustee as security for the payment of principal of and premium, if any, and interest on the 6.15% Senior Notes.

Section 7.            The interest payable on any Bonds of 6.15% Series Interest Payment Date shall, subject to certain exceptions provided in the Indenture, be paid to the person in whose name any Bonds of 6.15% Series is registered at the close of business on the day next preceding such Bonds of 6.15% Series Interest Payment Date, or if such day shall be a day on which banking institutions in the Borough of Manhattan, The City of New York, the City of Akron, State of Ohio, or the City of Cleveland, State of Ohio, are authorized to close, the next preceding day which is not a day on which such institutions are authorized to close, except if and to the extent the Company shall default in the payment of interest due on such Bonds of 6.15% Series Interest Payment Date, in which case such defaulted interest shall be paid to the person in whose name such Bonds of 6.15% Series (or any Bond or Bonds issued, directly or after intermediate transactions, upon transfer or exchange or in substitution thereof) is registered on the date of payment of such defaulted interest.

Section 8.             The Bonds of 6.15% Series may be executed by the Company and delivered to the Trustee and, upon compliance with all applicable provisions and requirements of the Original Indenture in respect thereof, shall be authenticated by the Trustee and delivered (without awaiting the filing or recording of this Supplemental Indenture) in accordance with the written order or orders of the Company.

Section 9.             The Bonds of 6.15% Series are subject to mandatory redemption by the Company prior to maturity at 100% of the principal amount thereof (the “Bonds of 6.15% Series Redemption Price”), plus interest accrued to the redemption date, in whole, upon a redemption date fixed by the Company in a written notice from the Company to the Trustee and the Senior Note Trustee, which date shall be within ten (10) days after receipt by the Trustee and the Company of a written demand for redemption by the Senior Note Trustee, stating that an “Event of Default” with respect to the 6.15% Senior Notes has occurred and is continuing under Section 801 of the Senior Note Indenture and that, pursuant to Section 802 of the Senior Note Indenture, the principal amount of the 6.15% Senior Notes and the interest accrued thereon have been declared to be due and payable immediately and no less than five (5) days after the date the aforesaid written notice from the Company to the Trustee and the Senior Note Trustee is given, payment of the Bonds of 6.15% Series Redemption Price plus interest accrued to the redemption date to be made upon surrender of the Bonds of the 6.15% Series at the office or agency of the

 Company in the City of Akron, State of Ohio, or the City of Cleveland, State of Ohio.  The Company shall deposit in trust with a paying agent, prior to the date of mandatory redemption, an amount of money sufficient to pay the Bonds of 6.15% Series Redemption Price of all the Bonds of 6.15% Series, including accrued interest to the redemption date.  Upon deposit of the Bonds of 6.15% Series Redemption Price and accrued interest to the redemption date with a paying agent, the Bonds of 6.15% Series will be deemed paid and no longer outstanding whether or not the Bonds of 6.15% Series have been surrendered for payment.

Section 10.          Payment Deemed Made of Bonds of 6.15% Series

(a)           If and when any 6.15% Senior Notes are purchased by the Company and surrendered to the Senior Note Trustee for cancellation or the principal of any 6.15% Senior Notes is redeemed or paid by the Company, then there is deemed to be paid, or in the case of redemption of any 6.15% Senior Notes, correspondingly redeemed, a principal amount of the Bonds of 6.15% Series then outstanding equal to the principal amount of the 6.15% Senior Notes so purchased, redeemed or paid; provided, however, that such payment or redemption of Bonds of 6.15% Series is deemed to be made only when and to the extent that notice of such purchase, redemption or payment of such 6.15% Senior Notes is given by the Company to the Trustee.  If and when the Company pays interest, for any given period of time, on the 6.15% Senior Notes, there is deemed to be paid an equal amount of interest on the Bonds of 6.15% Series; provided, however, that such payment of interest is deemed to be made only when and to the extent that notice of such payment of interest on such 6.15% Senior Notes is given by the Company to the Trustee.

(b)           The Trustee may at any time and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the Bonds of 6.15% Series, so far as the payments at the time have become due, has been fully satisfied and discharged pursuant to Section 10(a) of this Article II unless and until the Trustee shall have received a written notice from the Senior Note Trustee signed by one of its Responsible Officers (as defined in the Senior Note Indenture) stating (i) that timely payment of principal of, or premium, if any, or interest on, the 6.15% Senior Notes has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Senior Note Trustee pursuant to the Senior Note Indenture, and (iii) the amount of the arrearage.

(c)           Notwithstanding anything provided in the Indenture or the form of the Bonds of 6.15% Series hereinbefore recited to the contrary, the Bonds of 6.15% Series shall be deemed to be paid in full and the Company’s obligation to pay the principal of and premium, if any, and interest on the Bonds of 6.15% Series shall be discharged at such time as none of the Bonds of 7.25% Series, the terms and provisions of which were established in this Supplemental Indenture, and no other Bonds of Specified Series (as defined in the Senior Note Supplemental Indenture referred to in such Bonds of 6.15% Series) remain outstanding.

(d)           In the event that the Bonds of 6.15% Series shall be deemed to be paid or redeemed in full, the Bonds of 6.15% Series shall be surrendered to the Trustee for cancellation.  In the event that part of a Bond of 6.15% Series shall be deemed to have been paid or redeemed, such Bond of 6.15% Series shall be surrendered to the Trustee for cancellation, in which event the Trustee shall cancel such Bond and the Company shall execute and the Trustee shall authenticate and deliver to the Senior Note Trustee, as such registered owner, Bonds of 6.15% Series in authorized denominations in the aggregate principal amount equal to the unpaid balance of the principal amount of such Bond.

ARTICLE III

The Trustee

Section 1.            The Trustee accepts the trusts created by this Supplemental Indenture upon the terms and conditions in the Original Indenture and in this Supplemental Indenture set forth.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.  Each and every term and condition contained in Article 13 of the Original Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.

Section 2.           The Company shall cause any agency of the Company, other than the Trustee, which it may appoint from time to time to act as such agency in respect of the Bonds of 7.25% Series or the Bonds of 6.15% Series, to execute and deliver to the Trustee an instrument in which such agency shall:

(a)           Agree to keep and maintain, and furnish to the Trustee from time to time as reasonably requested by the Trustee, appropriate records of all transactions carried out by it as such agency and to furnish the Trustee such other information and reports as the Trustee may reasonably require;

(b)           Certify that it is eligible for appointment as such agency and agree to notify the Trustee promptly if it shall cease to be so eligible; and

(c)           Agree to indemnify the Trustee, in a manner satisfactory to the Trustee, against any loss, liability or expense incurred by, and defend any claim asserted against, the Trustee by reason of any acts or failures to act as such agency, except for any liability resulting from any action taken by it at the specific direction of the Trustee;

provided, however, that the Company, in lieu of causing any such agency to furnish such an instrument, may make such other arrangements with the Trustee in respect of any such agency as shall be satisfactory to the Trustee.

Section 3.         The Trustee shall advise the Company in writing of the receipt of any demand provided for pursuant to the mandatory redemption provisions contained in the form of the Bonds of 7.25% Series and the form of the Bonds of 6.15% Series hereinabove set forth and in Section 9 of Article I and Section 9 of Article II of this Supplemental Indenture, respectively.

ARTICLE IV

Miscellaneous Provisions

Section 1.             The Original Indenture, as heretofore amended and supplemented, is in all respects ratified and confirmed, and the Original Indenture, this Supplemental Indenture and all other indentures supplemental to the Original Indenture shall be read, taken and construed as one and the same instrument.  Neither the execution of this Supplemental Indenture nor anything herein contained shall be construed to impair the lien of the Indenture on any of the property subject thereto, and such lien shall remain in full force and effect as security for all bonds now outstanding or hereafter issued under the Indenture.  All covenants and provisions of the Original Indenture, except as modified by this Supplemental Indenture and all other indentures supplemental to the Original Indenture, shall continue in full force and effect for the respective periods of time therein specified, and this Supplemental Indenture shall form part of the Indenture.  All terms defined in Article 1 of the Original Indenture shall, for all purposes of this Supplemental Indenture, have the meanings in said Article 1 specified, except as modified by this Supplemental Indenture and all other indentures supplemental to the Original Indenture and unless the context otherwise requires.

Section 2.          This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

In Witness Whereof, The Toledo Edison Company has caused its corporate name to be hereunto affixed and this instrument to be signed by its President or a Vice President and The Bank of New York Mellon Trust Company, N.A., as Trustee, in evidence of its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed and this instrument to be signed by its President or a Vice President, all as of the day and year first above written.

THE TOLEDO EDISON COMPANY

By:	/s/ James F. Pearson
James F. Pearson, Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS TRUSTEE

By:	/s/ Lisa J. Jennings
Lisa J. Jennings, Vice President

State of Ohio                      )
                                              )ss.:
County of Summit              )

On this ___ day of April, 2009, before me personally appeared James F. Pearson to me personally known, who being by me severally duly sworn, did say that he is a Vice President and Treasurer of The Toledo Edison Company and that said instrument was signed in behalf of said corporation by authority of its Board of Directors; and said officer acknowledged said instrument to be the free act and deed of said corporation.

      __________________________________, Notary Public
    Commission Expires _____________________________

State of Ohio                  )
                                              )ss.:
County of Cuyahoga    )

On this ___ day of April, 2009, before me personally appeared Lisa J. Jennings to me personally known, who being by me severally duly sworn, did say that she is a Vice President of The Bank of New York Mellon Trust Company, N.A. and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and said officer severally acknowledged said instrument to be the free act and deed of said corporation.

__________________________________ , Notary Public
Commission Expires____________________

This instrument was prepared by:

Lucas F. Torres
Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, New York 10036